Exhibit 32.2

CERTIFICATION OF CHIEF FINANCIAL OFFICER PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report on Form 10-K of ADDvantage Technologies Group, Inc. (the “Company”) for the year ended September 30, 2007, as filed with the Securities and Exchange Commission on the date hereof (the “Report”) I, Daniel E. O'Keefe, the Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)           The Report fully complies with the requirements of Section 13(a) or 15(d) of theSecurities Exchange Act of 1934, as amended; and

(2)           The information contained on the Report fairly presents, in all material respects,the financial condition and results of operations of the Company.

                                                                                                                                              /s/ Daniel E. O'Keefe
                                Name:    Daniel E. O'Keefe
                                Title:       Chief Financial Officer
                                Date:      December 28, 2007